Summary Prospectus
April 30, 2025
ProFund Access VP High Yield
This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Full Prospectus, which contains more information about the Fund and its risks. The Fund’s Full Prospectus, dated April 30, 2025, and Statement of Additional Information, dated April 30, 2025, and as each hereafter may be supplemented or amended, are incorporated by reference into this Summary Prospectus. All of this information may be obtained at no cost either: online at www.profunds.com/vp; by calling 888-PRO-3637 (888-776-3637) (financial professionals should call 888-PRO-5717 (888-776-5717)); or by sending an e-mail request to info@ProFunds.com. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

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ProFund Access VP High Yield :: 3
Investment Objective
ProFund Access VP High Yield (the “Fund”) seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses shown do not reflect charges or fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Annuity and policy holders should consult the prospectus for their contract or policy for more information about such charges and fees.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Investment Advisory Fees	0.75%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses[1]	0.70%
Recoupment[2]	0.01%
Other Operating Expenses	0.69%
Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	1.70%
Fee Waivers/Reimbursements[3]	-0.02%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	1.68%
1
The information in the table has been restated to reflect current fees and expenses.
2
The “Recoupment” line shows gross recoupment payments made by the Fund during its most recent fiscal year. In addition, at times during the fiscal year amounts were waived or reimbursed to the Fund - the gross amount of this waiver/reimbursement is shown separately in the “Fee Waivers/Reimbursements” line. The recoupment shown did not cause the Fund’s expenses to exceed any expense limitation in place at the time of recoupment or the time the recouped amounts were originally waived/reimbursed.
3
ProFund Advisors LLC (“ProFund Advisors”) has agreed to waive fees and to reimburse expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 1.68% through April 30, 2026. This agreement may not be terminated before that date without the approval of the Fund’s Board. Amounts waived or reimbursed in a particular contractual period may be recouped by ProFund Advisors within three years subject to certain limitations.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. It does not reflect separate account or insurance contract fees or charges. If these charges were reflected, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:
	1 Year	3 Years	5 Years	10 Years
Access VP High Yield	$171	$534	$921	$2,007
The Fund pays transaction and financing costs associated with the purchase and sale of securities and derivatives. These costs are not reflected in the table or the example above.
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in the Annual Fund Operating Expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s annual portfolio turnover rate was 1,298% of the average value of its portfolio. This portfolio turnover rate is calculated without regard to cash instruments or derivatives transactions. If such transactions were included, the Fund’s portfolio turnover rate would be significantly higher.
Principal Investment Strategies
If the Fund is successful in meeting its objective, its net asset value should generally gain value as the high yield market (i.e., U.S. corporate high yield debt market) is rallying (gaining value). Conversely, its net asset value should generally decrease in value as the high yield market is falling (losing value).
The Fund is actively managed and seeks to achieve returns that are not directly correlated to any particular fixed income index. The Fund invests primarily in financial instruments that ProFund Advisors believes, in combination, should provide investment results that correspond generally to the high yield market consistent with maintaining reasonable liquidity. The Fund uses the Markit iBoxx $ Liquid High Yield Index as a performance benchmark only, and does not seek to track its performance.
Under normal circumstances, the Fund will invest at least 80% of its total assets in securities that provide exposure to the high yield market and/or in instruments with similar economic characteristics.
The Fund will invest principally in the financial instruments listed below.
●Derivatives — Financial instruments whose value is derived from the value of an underlying asset or rate, such as stocks, bonds, ETFs, interest rates or indexes. These derivatives principally include:
○Swap Agreements — Contracts entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a standard swap transaction, two parties agree to exchange

4 :: ProFund Access VP High Yield
or “swap” payments based on the change in value of an underlying asset or benchmark. For example, two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument.
●Money Market Instruments — The Fund expects that any cash balances maintained in connection with its use of derivatives will typically be held in high quality, short-term money market instruments, for example:
○U.S. Treasury Bills — U.S. government securities that have initial maturities of one year or less, and are supported by the full faith and credit of the U.S. government.
○Repurchase Agreements — Contracts in which a seller of securities, usually U.S. government securities or other money market instruments, agrees to buy the securities back at a specified time and price.
The Fund seeks to maintain exposure to the high yield market regardless of market conditions and without taking defensive positions in cash or other instruments in anticipation of an adverse climate for the high yield market. There is no assurance that the Fund will achieve its investment objective.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Principal Risks
You could lose money by investing in the Fund.
●High Yield Risk — Investment in or exposure to high yield (lower rated) debt instruments (also known as “junk bonds”) may involve greater levels of credit, prepayment, liquidity and valuation risk than for higher rated instruments. High yield debt instruments may be more sensitive to economic changes, political changes, or adverse developments specific to a company than other fixed income instruments. These securities are subject to greater risk of loss, greater sensitivity to economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. High yield debt instruments are considered speculative with respect to the issuer’s continuing ability to make principal and interest payments and, therefore, such instruments generally involve greater risk of default or price changes than higher rated debt instruments. Furthermore, the transaction costs associated with the purchase and sale of high yield debt instruments may vary greatly depending upon a number of factors and may adversely affect the Fund’s performance.
●Debt Instrument Risk — Debt instruments are subject to adverse issuer, political, regulatory, market and economic developments, as well as developments that affect specific economic sectors, industries or segments of the market. Debt markets can be volatile and the value of instruments correlated with these markets may fluctuate dramatically from day to day.
●Interest Rate Risk — Interest rate risk is the risk that debt instruments or related financial instruments may fluctuate in value due to changes in interest rates. A wide variety of factors can cause interest rates to fluctuate (e.g., central bank monetary policies, fiscal or other government policies, inflation rates, general economic conditions, etc.). Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. A rising interest rate environment may cause the value of debt instruments to decrease and adversely impact the liquidity of debt instruments. Without taking into account other factors, the value of securities with longer maturities typically fluctuates more in response to interest rate changes than securities with shorter maturities. These factors may cause the value of an investment in the Fund to change.
●Money Market Instruments Risk — Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund.
●Derivatives Risk — Investing in derivatives may be considered aggressive and may expose the Fund to greater risks including counterparty risk and correlation risk. The Fund may lose money if its derivatives do not perform as expected and may even lose money if they do perform as expected. To the extent the Fund invests in swaps that use an ETF as the reference asset, the Fund will be subject to the risks of that ETF including the risk that the ETF may not meet its investment objective. In addition, the Fund may be subject to greater correlation risk since the performance of the ETF may not correlate to the performance of the high yield market. Any costs associated with using derivatives will reduce the Fund’s return.
●Counterparty Risk — The Fund may lose money if a counterparty does not meet its contractual obligations. With respect to swap agreements, the terms of the agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund, including intraday (for example, if the high yield market has a dramatic intraday move that causes a material decline in the Fund’s net assets). If an agreement is terminated, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve its investment objective.
●Non-Diversification Risk — The Fund has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty.

ProFund Access VP High Yield :: 5
●Active Management Risk — The Fund is actively managed and its performance reflects the investment decisions that ProFund Advisors makes for the Fund. ProFund Advisors’ judgments about the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform or have negative returns as compared to other funds with a similar investment objective and/or strategies.
●Active Investor Risk —The Fund permits short-term trading of its securities. This may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus. In addition, this will increase portfolio turnover and may result in additional costs for the Fund.
●Early Close/Late Close/Trading Halt Risk — An exchange or market may close early, close late or issue trading halts on specific securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
●Valuation Time Risk — The Fund typically values its portfolio at 4:00 p.m. (Eastern Time). In certain cases, the Fund’s portfolio investments trade in markets on days and at times when the Fund is not open for business. As a result, the value of the Fund may change, perhaps significantly, on days and at times when shareholders are unable to purchase, redeem, or exchange shares.
Please see “Investment Objectives, Principal Investment Strategies and Related Risks” in the Fund’s Prospectus for additional details.
Investment Results
The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with different broad measures of market performance. This information provides some indication of the risks of investing in the Fund. The Fund’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. It does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which it is an investment option. Charges and fees will reduce returns. Past results are not predictive of future results.
The Fund is the successor to the Access VP High Yield Fund, a series of Access One Trust (the “Predecessor Fund”), a mutual fund with identical investment objectives, policies, and restrictions, as a result of the reorganization of the Predecessor Fund into the Fund on April 23, 2021 (the “Reorganization Date”). The performance in the bar chart and table for the periods prior to the Reorganization Date is that of the Predecessor Fund.
Annual Returns as of December 31

Best Quarter	(ended	12/31/2023	):	7.05%
Worst Quarter	(ended	3/31/2020	):	-9.54%
The year-to-date return as of the most recent quarter, which ended March 31, 2025, was 0.72%.
Average Annual Total Returns
As of December 31, 2024
	One Year	Five Years	Ten Years	Inception Date
Access VP High Yield	6.31%	1.60%	3.30%	5/2/2005
Markit iBoxx $ Liquid High Yield Index[1]	7.95%	3.53%	4.57%
Bloomberg U.S. Aggregate Bond Index[1]	1.25%	-0.33%	1.35%
1
Reflects no deduction for fees, expenses or taxes.
Management
The Fund is advised by ProFund Advisors. Michael Neches, Senior Portfolio Manager, and Tarak Davé, Portfolio Manager, have jointly and primarily managed the Fund since October 2024.
Purchase and Sale of Fund Shares
Shares are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Investors do not contact the Fund directly to purchase or redeem shares. Please refer to the prospectus of the relevant separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the Fund.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders. If you are a holder of a contract or policy that invests in the Fund through an insurance company separate account, then these distributions will generally not be taxable to you; please consult the prospectus or other information provided to you by the insurance company

6 :: ProFund Access VP High Yield
regarding the tax consequences of your contract or policy. If you are a holder of such a contract or policy, or if you are investing through a pension or retirement plan that is a tax-advantaged arrangement, you may be taxed later upon distributions with respect to or from those contracts or arrangements. The Fund intends to distribute income, if any, quarterly, and capital gains, if any, at least annually.
Payments to Insurance Companies and Other Financial Intermediaries
The Fund or its distributor (and related companies) may pay insurance companies, which in turn may pay broker-dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts and/or policies which offer Fund shares. These payments may create a conflict of interest for a financial intermediary selling such variable contracts and/or policies, or may be a factor in the insurance company’s decision to include the Fund as an investment option in its variable contract or policy. For more information, ask your financial advisor, visit your financial intermediary’s website or consult the prospectus for the contract or policy.

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P.O. Box 182800
Columbus, OH 43218-2800

ProFunds®
Post Office Mailing Address for Investments
P.O. Box 182800
Columbus, OH 43218-2800
Phone Numbers
For Financial Professionals: (888) PRO-5717 (888) 776-5717
For All Others: (888) PRO-FNDS (888) 776-3637 Or: (614) 470-8122
Fax Number: (800) 782-4797
Website Address: ProFunds.com
Investment Company Act File No. 811-08239
PROVP APR25